RIDGEWORTH FUNDS

Supplement dated November 30, 2010 to the
RidgeWorth Funds Statement of Additional Information (“SAI”)
dated August 1, 2010

RidgeWorth Prime Quality Money Market Fund (A, C and I Shares)
RidgeWorth Tax-Exempt Money Market Fund (A and I Shares)
RidgeWorth U.S. Government Securities Money Market Fund (A and I Shares)
RidgeWorth U.S. Treasury Money Market Fund (A and I Shares)
RidgeWorth Virginia Tax-Free Money Market Fund (A and I Shares)
RidgeWorth Institutional Cash Management Money Market Fund (Institutional Shares)
RidgeWorth Institutional Municipal Cash Reserve Money Market Fund (Institutional Shares)
RidgeWorth Institutional U.S. Government Securities Money Market Fund (Institutional Shares)
RidgeWorth Institutional U.S. Treasury Securities Money Market Fund (Corporate Trust and
Institutional Shares)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

On August 27, 2010, the Board of Trustees of the RidgeWorth Funds approved a Plan of Liquidation to liquidate and close the Money Market Funds listed above (collectively, the “Closed Funds”). Subsequently, each of the Closed Funds ceased operations on or before Monday, November 29, 2010.

Accordingly, all references to the Closed Funds in the SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP-131